UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 18, 2013

Venaxis, Inc.

(Exact name of Registrant as specified in its charter)

Colorado	001-33675	84-1553387
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1585 South Perry Street Castle Rock, Colorado	80104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(303) 794-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

The Company’s investor presentation, furnished as Exhibit 99.1 to this Form 8-K will be used for the first time at the 25th Annual Roth Conference being held on March 17-20, 2013.  The investor presentation is also available on the Company’s website.

Item 8.01.  Other Matters.

On March 18, 2013, Venaxis, Inc. (the “Company”) issued a press release titled — “Venaxis Secures Additional European Commercial Development Agreements for APPY1.”  The press release is filed as Exhibit 99.2 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibits

99.1	Venaxis, Inc.— “Investor Presentation” dated March 18, 2013.
99.2	Press Release of Venaxis, Inc. titled “Venaxis Secures Additional European Commercial Development Agreements for APPY1,” issued March 18, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Venaxis, Inc. (Registrant)
March 18, 2013	By:	/s/ Jeffrey G. McGonegal
		Name:	Jeffrey G. McGonegal
		Title:	Chief Financial Officer